UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
         --------------------------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  July 16, 2003


                             HEARTLAND EXPRESS, INC.
             (Exact name of registrant as specified in its charter)


                        Commission File Number - 0-15087


            NEVADA                                               93-0926999
(State of other Jurisdiction                               (IRS Employer ID No.)
        of Incorporation)

2777 HEARTLAND DRIVE, CORALVILLE, IOWA                             52241
(Address of Principal Executive Offices)                         (Zip Code)


        Registrant's Telephone Number (including area code): 319-545-2728

Item 7.   Financial Statements and Exhibits

(c)      Exhibits

     Exhibit 99.1 - Heartland Express, Inc. press release dated July 16, 2003 with respect to the Company's financial results for the quarter ended June 30, 2003.

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

     The following information is being furnished under Item 12 of Form 8-K "Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

     On July 16, 2003, Heartland Express, Inc. announced its financial results for the quarter ended June 30, 2003. The press release is attached as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned thereunto duly authorized.

                                                      HEARTLAND EXPRESS, INC.

Date: July 16, 2003                                   BY: /s/ John P. Cosaert
                                                      -----------------------
                                                      JOHN P. COSAERT
                                                      Vice-President
                                                      Finance and Treasurer

                                Exhibit No. 99.1

Wednesday, July 16, 2003, For Immediate Release

Press Release

Heartland Express, Inc. Reports Revenues and Earnings for the Second Quarter of 2003.

CORALVILLE, IOWA - July 16, 2003 - Heartland Express, Inc. (Nasdaq: HTLD) announced today financial results for the second quarter ended June 30, 2003. Gross revenues for the quarter increased 21.9% to $102.8 million from $84.4 million in the second quarter of 2002. Net income increased 14.6% to $12.6 million from $11.0 million in the 2002 period. Basic earnings per share were $0.25 compared to $0.22 for the second quarter of 2002. Gross revenues for the second quarter of 2003 were increased by fuel surcharge revenues.

For the six months, revenue increased 25.4% to $197.6 from $157.6 during the same period in 2002. Net income increased 15.2% to $23.7 million from $20.6 million in the 2002 period. Basic earnings per share were $0.47 compared with $0.41 for the 2002 period.

For the quarter, Heartland Express, Inc. posted an operating ratio (operating expenses as a percentage of gross revenues) of 81.9% and a 12.3% net margin. The Company ended the six months ended June 30, 2003 with an operating ratio of 82.4% and a 12.0% net margin.

The Company ended the second quarter with cash, cash equivalents, and investments of $163.5 million, a $9.6 million increase from the $153.9 million reported on December 31, 2002. The Company's balance sheet continues to be debt-free.

This press release may contain statements that might be considered as forward-looking statements or predictions of future operations. Such statements are based on management's belief or interpretation of information currently available. These statements and assumptions involve certain risks and uncertainties. Actual events may differ from these expectations as specified from time to time in filings with the Securities and Exchange Commission.

                        Contact: Heartland Express, Inc.
                                  John Cosaert
                                  319-545-2728

                             HEARTLAND EXPRESS, INC.
                                AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                      Three months ended               Six months ended
                                                           June 30,                         June 30,

                                                     2003             2002            2003             2002

OPERATING REVENUE ...........................   $ 102,799,789    $  84,359,840   $ 197,639,524    $ 157,630,082
                                                -------------    -------------   -------------    -------------

OPERATING EXPENSES:

   Salaries, wages, benefits ................   $  35,190,604    $  26,315,038   $  67,502,911    $  49,589,663

   Rent and purchased transportation ........      13,151,043       16,738,604      27,104,114       31,663,264

   Operations and maintenance ...............      18,141,646       13,651,365      37,451,826       25,079,284

   Taxes and licenses .......................       2,125,293        1,689,400       3,998,699        3,296,508

   Insurance and claims .....................       4,164,378        2,895,068       6,535,371        4,737,143

   Communications and utilities .............         923,038          659,332       1,816,883        1,329,326

   Depreciation .............................       6,926,441        4,461,581      12,293,984        8,361,710

   Other operating expenses .................       3,551,159        1,866,942       6,105,931        3,790,747

   (Gain) loss on disposal of fixed assets ..         (27,110)          99,390         (30,771)         106,006
                                                -------------    -------------   -------------    -------------

                                                $  84,146,492    $  68,376,720   $ 162,778,948    $ 127,953,651
                                                -------------    -------------   -------------    -------------

       Operating income .....................   $  18,653,297    $  15,983,120   $  34,860,576    $  29,676,431

   Interest income ..........................         492,404          722,163       1,031,021        1,480,272
                                                -------------    -------------   -------------    -------------

   Income before income taxes ...............   $  19,145,701    $  16,705,283   $  35,891,597    $  31,156,703

   Federal and state income taxes                   6,509,537        5,679,795      12,203,141       10,593,278
                                                -------------    -------------   -------------    -------------

   Net income ...............................   $  12,636,164    $  11,025,488   $  23,688,456    $  20,563,425
                                                =============    =============   =============    =============
   Earnings per common share:

       Basic earnings per share .............   $        0.25    $        0.22   $        0.47    $        0.41
                                                =============    =============   =============    =============
   Basic weighted average shares
   outstanding ..............................      50,000,000       50,000,000      50,000,000       50,000,000
                                                =============    =============   =============    =============



                             HEARTLAND EXPRESS, INC
                                AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS

                        ASSETS

                                                    June 30,       December 31,
                                                      2003             2002
                                                 -------------    -------------
                                                  (unaudited)
CURRENT ASSETS

  Cash and short term investments ............   $ 163,465,665    $ 153,861,422
  Trade receivables ..........................      37,477,718       33,012,394
  Prepaid tires ..............................       3,820,940        4,757,850
  Deferred income taxes ......................      23,028,000       21,134,000
  Other current assets .......................       3,510,420          620,344
                                                 -------------    -------------
    Total current assets .....................   $ 231,302,743    $ 213,386,010
                                                 -------------    -------------

PROPERTY AND EQUIPMENT .......................   $ 223,223,601    $ 191,116,893
    Less accumulated depreciation ............      48,896,595       39,715,307
                                                 -------------    -------------
                                                 $ 174,327,006    $ 151,401,586
                                                 -------------    -------------
    OTHER ASSETS .............................   $   8,621,190    $   8,320,593
                                                 -------------    -------------
                                                 $ 414,250,939    $ 373,108,189
                                                 =============    =============
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable & accrued liabilities .....   $   9,759,451    $   8,632,810
  Accrued expenses ...........................      57,409,527       52,386,322
  Income taxes payable........................      12,464,206        6,070,318
                                                 -------------    -------------
    Total current liabilities ................   $  79,633,184    $  67,089,450
                                                 -------------    -------------
DEFERRED INCOME TAXES ........................   $  34,800,000    $  30,089,000
                                                 -------------    -------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
  Capital stock: Common, $.01 par value;
  authorized 395,000,000 shares; issued and
  outstanding 50,000,000 .....................   $     500,000    $     500,000
     Additional paid-in capital...............       8,603,762        8,603,762
     Retained earnings .......................     292,177,427      268,488,971
                                                 -------------    -------------
                                                 $ 301,281,189    $ 277,592,733
     Less unearned compensation ..............      (1,463,434)      (1,662,994)
                                                 -------------    -------------
                                                 $ 299,817,755    $ 275,929,739
                                                 -------------    -------------
                                                 $ 414,250,939    $ 373,108,189
                                                 =============    =============


                                 END OF FILING